UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2020

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Hilton Grand Vacations Inc. (the “Company”) attempted to file its Current Report on Form 8-K with the Securities and Exchange Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system during the morning of July 30, 2020 to furnish certain material, non-public information regarding its results of operations and financial condition for the quarter ended June 30, 2020 under Item 2.02 (the “July 30 Form 8-K”). Such information was being furnished on the July 30 Form 8-K in connection with the Company’s public announcement of the results of operations for the quarter and the related telephonic and webcast conference held later in the morning on the same day in reliance on the provisions under Item 2.02(b) of Form 8-K. Despite the successful transmission and acceptance of a test filing earlier in the morning, the Company did not receive confirmation of the acceptance of the July 30 Form 8-K prior to the publicly available earnings call due to widespread technical issues with the EDGAR system. When the July 30 Form 8-K was finally accepted later on July 30, it indicated a filing time after the earnings call. Accordingly, the Company is now furnishing a transcript of such call, together with the related presentation materials that were used during the earnings call, which presentation materials were made available and posted on the Company’s website prior to the earnings call, on this Current Report on Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2020, the Company held a telephonic and webcast conference related to the Company’s results of operations for the quarter ended June 30, 2020. The presentation materials and transcript for such telephonic and webcast conference are furnished hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

The information under this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Hilton Grand Vacations Inc. Investor Presentation, dated July 30, 2020.

Exhibit 99.2	Transcript of Earnings Call of Hilton Grand Vacations Inc., held on July 30, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Daniel J. Mathewes
Daniel J. Mathewes
Executive Vice President and Chief Financial Officer

Date: August 3, 2020